                                                                EXHIBIT 99(M)(2)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $59,818
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4     $48,581.73
+ Annual Premium*                     $15,000.00
- Premium Expense Charge**            $ 1,650.00
- Monthly Deduction***                $   921.48
- Mortality & Expense Charge****      $   552.88
+ Hypothetical Rate of Return*****      ($638.88)
                                     -----------
=                                     $   59,818 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 11% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
   1    $ 46.74
   2    $ 46.75
   3    $ 46.76
   4    $ 46.77
   5    $ 46.78
   6    $ 46.79
   7    $ 46.79
   8    $ 46.80
   9    $ 46.81
  10    $ 46.82
  11    $ 46.83
  12    $ 46.84
Total   $561.48

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
   1     ($54.09)
   2     ($53.93)
   3     ($53.78)
   4     ($53.63)
   5     ($53.47)
   6     ($53.32)
   7     ($53.16)
   8     ($53.01)
   9     ($52.85)
  10     ($52.70)
  11     ($52.55)
  12     ($52.39)
Total   ($638.88)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =

Year 5 Policy Value             $59,818.48
- Year 5 Surrender Charge       $ 4,000.00
                                ----------
=                               $   55,818 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $71,762
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $56,511.04
+ Annual Premium*                    $15,000.00
- Premium Expense Charge**           $ 1,650.00
- Monthly Deduction***               $   915.62
- Mortality & Expense Charge****     $   624.31
+ Hypothetical Rate of Return*****   $ 3,440.65
                                     ----------
=                                    $   71,762 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 11% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
   1    $ 46.35
   2    $ 46.34
   3    $ 46.33
   4    $ 46.32
   5    $ 46.31
   6    $ 46.31
   7    $ 46.30
   8    $ 46.29
   9    $ 46.28
  10    $ 46.27
  11    $ 46.27
  12    $ 46.26
Total   $555.62

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
   1    $  283.21
   2    $  283.84
   3    $  284.48
   4    $  285.11

   5    $  285.75
   6    $  286.39
   7    $  287.03
   8    $  287.67
   9    $  288.32
  10    $  288.97
  11    $  289.62
  12    $  290.27
Total   $3,440.65

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =

Year 5 Policy Value           $71,761.76
- Year 5 Surrender Charge     $ 4,000.00
                              ----------
=                             $   67,762 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $85,755
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $65,436.99
+ Annual Premium*                    $15,000.00
- Premium Expense Charge**           $ 1,650.00
- Monthly Deduction***               $   908.91
- Mortality & Expense Charge****     $   704.71
+ Hypothetical Rate of Return*****   $ 8,581.85
                                     ----------
=                                    $   85,755 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 11% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
   1    $ 45.90
   2    $ 45.87
   3    $ 45.84
   4    $ 45.82
   5    $ 45.79
   6    $ 45.76
   7    $ 45.73
   8    $ 45.70
   9    $ 45.67
  10    $ 45.64
  11    $ 45.61
  12    $ 45.58
Total   $548.91

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
   1    $  687.73
   2    $  692.59
   3    $  697.48
   4    $  702.41
   5    $  707.38
   6    $  712.39
   7    $  717.44
   8    $  722.54
   9    $  727.67
  10    $  732.84
  11    $  738.06
  12    $  743.32
Total   $8,581.85

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =

Year 5 Policy Value             $85,755.22
- Year 5 Surrender Charge       $ 4,000.00
                                ----------
=                               $   81,755 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $59,818
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $48,581.73
+ Annual Premium*                    $15,000.00
- Premium Expense Charge**           $ 1,650.00
- Monthly Deduction***               $   921.48
- Mortality & Expense Charge****     $   552.88
+ Hypothetical Rate of Return*****     ($638.88)
                                     ----------
=                                    $   59,818 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 11% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
   1    $ 46.74
   2    $ 46.75
   3    $ 46.76
   4    $ 46.77
   5    $ 46.78
   6    $ 46.79
   7    $ 46.79
   8    $ 46.80

   9    $ 46.81
  10    $ 46.82
  11    $ 46.83
  12    $ 46.84
Total   $561.48

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month   Interest
-----   --------
   1     ($54.09)
   2     ($53.93)
   3     ($53.78)
   4     ($53.63)
   5     ($53.47)
   6     ($53.32)
   7     ($53.16)
   8     ($53.01)
   9     ($52.85)
  10     ($52.70)
  11     ($52.55)
  12     ($52.39)
Total   ($638.88)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =

Year 5 Policy Value             $59,818.48
- Year 5 Surrender Charge       $ 4,000.00
                                ----------
=                               $   55,818 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $71,762
                     = $1,000,000

POLICY VALUE:

Year 5 Policy Value =

Policy Value at the end of year 4    $56,511.04
+ Annual Premium*                    $15,000.00
- Premium Expense Charge**           $ 1,650.00
- Monthly Deduction***               $   915.62
- Mortality & Expense Charge****     $   624.31
+ Hypothetical Rate of Return*****   $ 3,440.65
                                     ----------
=                                    $   71,762 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 11% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
   1    $ 46.35
   2    $ 46.34
   3    $ 46.33
   4    $ 46.32
   5    $ 46.31
   6    $ 46.31
   7    $ 46.30
   8    $ 46.29
   9    $ 46.28
  10    $ 46.27
  11    $ 46.27
  12    $ 46.26
Total   $555.62

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
   1    $  283.21
   2    $  283.84
   3    $  284.48
   4    $  285.11
   5    $  285.75
   6    $  286.39
   7    $  287.03
   8    $  287.67
   9    $  288.32
  10    $  288.97
  11    $  289.62
  12    $  290.27
Total   $3,440.65

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $71,761.76
- Year 5 Surrender Charge       $ 4,000.00
                                ----------
=                               $   67,762 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,000,000 or 134% x $85,755
                     = $1,000,000

POLICY VALUE:
Year 5 Policy Value =
Policy Value at the end of year 4    $65,436.99
+ Annual Premium*                    $15,000.00
- Premium Expense Charge**           $ 1,650.00
- Monthly Deduction***               $   908.91
- Mortality & Expense Charge****     $   704.71
+ Hypothetical Rate of Return*****   $ 8,581.85
                                     ---------
=                                    $   85,755 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 11% of each premium payment.

*** The monthly deduction is made up of a $30.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
   1    $ 45.90
   2    $ 45.87
   3    $ 45.84
   4    $ 45.82
   5    $ 45.79
   6    $ 45.76
   7    $ 45.73
   8    $ 45.70
   9    $ 45.67
  10    $ 45.64
  11    $ 45.61
  12    $ 45.58
Total   $548.91

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   ---------
   1    $  687.73
   2    $  692.59
   3    $  697.48
   4    $  702.41
   5    $  707.38
   6    $  712.39
   7    $  717.44
   8    $  722.54
   9    $  727.67
  10    $  732.84
  11    $  738.06
  12    $  743.32
Total   $8,581.85

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =

Year 5 Policy Value             $85,755.22
- Year 5 Surrender Charge       $ 4,000.00
                                ----------
=                               $   81,755 (rounded to the nearest dollar)